ADVANCED TECHNOLOGY ACQUISITION CORP.

September  29, 2006

LMS Nihul
14 A Achimeir Street
Ramat Gan 52587 Israel

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Advanced Technology Acquisition Corp. (“ATAC”) and continuing until the earlier of the consummation by ATAC of a “Business Combination” or ATAC’s liquidation (as described in ATAC’s IPO prospectus) (the “Termination Date”), LMS Nihul shall make available to ATAC certain office space, utilities and secretarial support as may be required by ATAC from time to time, situated at 14 A Achimeir Street Ramat Gan 52587 Israel. In exchange therefor, ATAC shall pay LMS Nihul the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

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Very truly yours,

ADVANCED TECHNOLOGY ACQUISITION CORP.

By:	/s/ Liora Lev; Moshe Bar-Niv
Name: Liora Lev; Moshe Bar-Niv
Title: CEO; Chairman

AGREED TO AND ACCEPTED BY:

LMS NIHUL

By: /s/ Moshe Bar-Niv; Yehoshua Gleitman
Name: Moshe Bar-Niv; Yehoshua Gleitman

[Administrative Support Letter]